UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey JE2 4YE (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement

On July 18, 2016,  Novocure GmbH, a subsidiary of NovoCure Limited (“Novocure”), provided a notice of non-renewal to Harris Corporation (formerly known as Exelis Inc.) (“Harris”) of the Strategic Supplier Agreement dated as of July 21, 2011, amended as of October 1, 2013 and April 29, 2014 (collectively, the “Agreement”) by and between Harris and Novocure, in accordance with its terms and conditions.  Based on the terms of the Agreement, the Agreement will terminate on July 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: July 19, 2016

By: /s/ Wilhelmus Groenhuysen

       Name: Wilhelmus Groenhuysen

       Title: Chief Financial Officer